Exhibit 10.8

[Certain confidential portion of this exhibit were omitted by means of marking such portion with brackets and asterisks because the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed, or constituted personally identifiable information that is not material]

借款合同

Loan Agreement

合同编号：   JK202409200001

Agreement No.: JK202409200001

甲方（出借人）： 林增强

Party A (Creditor): Lin Zengqiang

乙方（借款人）：福清市鸿昌食品有限公司

Party B (Debtor): Fuqing Hongchang Food Co., Ltd.

乙方因      企业日常经营    需要，向甲方借款，双方经协商一致，订立本借款合同，以资共同遵守。

Whereas Party B requires funds for daily business operations , Party A agrees to provide a loan to Party B. Both parties hereby enter into this Loan Agreement in accordance with mutual agreement and for mutual compliance.

一、借款金额Loan Amount

甲方向乙方提供借款资金人民币（大写） 叁仟万整 （￥ 30000000.0元）。

Party A shall provide a loan to Party B in the amount of RMB :

Thirty Million Yuan (￥30,000,000.00).

二、借款期限及用途 Loan Term and Purpose

1.本合同项下的借款期限为 36 个月，自 2024 年 09 月 20 日起至 2027 年  09 月 20 日止。

The term of the loan under this contract is 36 months, from September 20, 2024 to September 20, 2027.

借款实际发放日与借款起始日不一致的，借款起始日以借款实际发放日为准，借款期限随之顺延。

If the actual disbursement date differs from the commencement date, the commencement date shall be adjusted to the actual disbursement date, and the loan term shall be extended accordingly.

2.借款为  股东借款 。

The loan is categorized as shareholder loan .

三、借款利率及支付方式Loan interest rate and payment method

1.本合同项下借款利率为固定利率，借款月利率为 0%。

The interest rate of the loan under this contract is fixed and the monthly interest rate of the loan is 0%.

2.本合同项下借款本息采用 到期一次性归还 方式归还：

The principal and interest of the loan under this contract shall be returned by one-time repayment at maturity:

3.乙方应当将借款本金和利息等通过转账方式支付到甲方指定的如下账户：

Party B shall pay the loan principal and interest to the following accounts designated by Party A by transfer:

账     号：[*]

Account Number: [*]

开 户 行：[*]

Bank Name: [*]

户     名：林增强

Account Name: Zengjiang Lin

四、借款发放

Loan Disbursement

乙方符合甲方要求的借款发放条件并办妥相应借款及担保手续后，甲方在 3 个工作日内放款。双方一致同意，甲方将借款通过转账方式汇入乙方指定的如下账户。转账一旦成功，即视为借款已被乙方提取和使用。

After Party B meets the loan granting conditions required by Party A and completes the corresponding loan and guarantee procedures, Party A shall make the loan within 3 working days. Both parties agree that Party A shall remit the loan to the following account designated by Party B by transfer. Once the transfer is successful, the loan shall be deemed to have been withdrawn and used by Party B.

1.账     号：[*]

Account Number: [*]

开 户 行：[*]

Bank Name: [*]

户     名：福清市鸿昌食品有限公司

Account Name: Fuqing Hongchang Food Co., LTD

2.账     号：[*]

Account Number: [*]

开 户 行：[*]

Bank Name: [*]

户     名：福清市鸿昌食品有限公司

Account Name: Fuqing Hongchang Food Co., Ltd.

五、乙方债务范围及清偿顺序

Scope of Debts of Party B and Repayment Priority

1.本合同项下乙方借款及所涉债务系指借款本金、利息、违约金、赔偿金以及实现债权和担保权利所花费的费用（包括但不限于公证费、评估费、鉴定费、拍卖费、保全费、诉讼或仲裁费、送达费、执行费、保管费、过户费、律师代理费、差旅费等全部费用）。

The loan and related obligations under this Agreement include the principal, interest, penalties, compensation, and all costs incurred for realizing the creditor’s rights and enforcing guarantees (including but not limited to notarization fees, appraisal fees, evaluation fees, auction fees, preservation fees, litigation or arbitration fees, service fees, execution fees, custody fees, transfer fees, attorney fees, travel expenses, and all other related costs).

2.甲方依本合同和相应担保合同所获得的用以清偿债务的款项，按照先清偿实现债权和担保权利的费用，再清偿违约金、赔偿金，之后清偿利息，最后清偿本金的顺序进行清偿。如借款人与出借人之间存在数笔到期债务，且借款人的还款不足以清偿全部到期债务的，对于借款人给付的款项到底清偿的是哪笔债务也即清偿债务的顺序，由出借人确定。

Any funds obtained by Party A under this Agreement or related guarantee agreements for debt repayment shall be allocated in the following order: first, costs for realizing creditor’s rights and enforcing guarantees; second, penalties and compensation; third, interest; and finally, the principal. If Party B has multiple matured debts with Party A and the repayment is insufficient to cover all matured debts, Party A shall determine the order in which the repayment is allocated.

六、乙方陈述与保证

Representations and Warranties of Party B

1.乙方是依法设立并合法存续的民事主体，具备所有必要的权利能力和行为能力，能以自身名义履行本合同的义务并承担相应责任。

Party B is a legally established and duly existing entity with full legal capacity and authority to execute this Agreement, perform its obligations hereunder, and assume corresponding liabilities.

2.乙方签署和履行本合同是乙方真实的意思表示，并经过乙方有权决策和批准机构的决定或授权，不存在任何法律上的瑕疵。

The execution and performance of this Agreement by Party B constitute its true intention and have been duly authorized or approved by its competent decision-making body, without any legal defects.

3.乙方在签署和履行本合同过程中向甲方提供的全部文件、资料及信息是真实、准确、完整和有效的，未向甲方隐瞒可能影响其还款能力的任何信息。

All documents, materials, and information provided by Party B to Party A during the execution and performance of this Agreement are true, accurate, complete, and valid, and Party B has not concealed any information that may affect its repayment ability.

七、甲方权利和义务

Rights and Obligations of Party A

1.甲方有权对乙方的借款使用情况、经营情况和财务资金状况、负债和对外担保等信息和情况进行检查、监督，乙方应给予配合并按时如实提供甲方要求的有关资料和报告相关信息。

Party A has the right to inspect and supervise Party B’s use of the loan, operational and financial conditions, liabilities, and external guarantees. Party B shall cooperate and provide all requested materials and information in a timely and truthful manner.

2.在乙方履行本合同约定义务的前提下，甲方应按本合同约定向乙方发放借款。

Provided that Party B fulfills its obligations under this Agreement, Party A shall disburse the loan as stipulated herein.

3.对乙方存在逃避甲方监督、拖欠借款本金及利息、恶意逃废债务或其他严重违约行为时，甲方有权向乙方进行催收，甲方作出的催收行为视为向乙方主张权利。

If Party B engages in actions to evade supervision, defaults on loan principal or interest, maliciously avoids debt repayment, or commits any other material breach, Party A has the right to initiate collection procedures. Any collection action taken by Party A shall be deemed as asserting its rights against Party B.

八、乙方权利和义务

Rights and Obligations of Party B

1.乙方应当按本合同约定用途使用借款，不得将本合同项下借款挪作他用。乙方应承担本合同项下所有费用支出，包括但不限于公证费、鉴定费、评估费、登记费、保险费等。

Party B shall use the loan strictly for the purpose specified in this Agreement and shall not divert the funds for other purposes. Party B shall bear all costs related to this Agreement, including but not limited to notarization fees, appraisal fees, evaluation fees, registration fees, and insurance fees.

2.乙方应按照本合同约定的时间、金额和币种偿还本合同项下的借款本金并支付利息。

Party B shall repay the loan principal and pay interest in accordance with the time, amount, and currency specified in this Agreement.

3.乙方在出现和可能出现影响其还款能力的行为或事件时应当在三日内书面通知甲方。

Party B shall notify Party A in writing within three days if any event occurs or is likely to occur that may affect its repayment ability.

4.本合同项下的担保（如有）发生不利于甲方债权的变化时，乙方应按甲方的要求及时提供甲方认可的其他担保。

Guarantees under this contract (if any) changing claims against party a, party b should provide party a according to the requirements of party a’s approval of the other guarantees.

九、提前还款

Repayment in advance

乙方要求提前还款的，应提前向甲方提出申请，未经甲方同意，乙方不得提前还款。

If Party B requests repayment in advance, it shall apply to Party A in advance and shall not make repayment in advance without the consent of Party A.

十、担保方式

Guarantee method

为保证本合同项下的借款能得到清偿，甲方可要求乙方提供担保措施（包括但不限于保证、抵押、质押等），具体担保事宜以相应的担保合同为准。

To ensure the repayment of the loan under this Agreement, Party A may require Party B to provide guarantees (including but not limited to suretyship, mortgage, or pledge). Specific guarantee terms shall be stipulated in separate guarantee agreements.

十一、违约责任

Default and Remedies

1.乙方违反本协议约定的任何义务或承诺与保证的均构成违约，甲方有权停止向乙方支付尚未交付的借款，单方面宣布合同项下已发放的所有借款全部提前到期并要求乙方立即偿还所有借款本金并结清利息，并有权要求乙方支付借款本金 10%的违约金。

Any breach of obligations, representations, or warranties by Party B under this Agreement shall constitute a default. Party A may suspend any undisbursed loan, declare all outstanding loans immediately due and payable, demand repayment of all principal and accrued interest, and require Party B to pay a penalty of 10 % of the principal.

2.乙方逾期还款的，乙方自逾期之日按照逾期清偿本息的  0.05%/日按日计收逾期违约金，直至清偿完毕之日。

If Party B delays in repayment, Party B shall charge penalty for overdue payment at 0.05 % day of overdue principal and interest on a daily basis from the date of overdue payment until the date of completion of repayment.

3.乙方未按时足额还款的，应当承担甲方为实现债权而支付的所有费用，该费用包括但不限于诉讼费、律师费、财产保全费和所有其他应付合理费用。

If Party B fails to repay the debt in full and on time, it shall bear all expenses paid by Party A for the realization of the creditor’s rights, including but not limited to legal costs, attorney’s fees, property preservation fees and all other reasonable expenses payable.

十二、通知与送达

Notification

1.双方的联系信息如下：

The contact information of both parties is as follows:

联系人信息 Details	出借人 Creditor	借款人 Debtor
联系人姓名 Contact Person	林增强 Zengqiang Lin	福清市鸿昌食品有限公司 Fuqing Hongchang Food Co., Ltd.
联系电话 Phone Number	[*]	0591-85151891
联系地址 Address	\	福清市城头镇东皋村元洪投资区 Donggao Village, Chengtou Town, Fuqing City
电子邮箱 Email	\	[*]

2.双方履行本合同过程中相互发送的函件或通知应按照本条所预留的联系方式和地址进行送达：

Any correspondence or notice sent to each other during the performance hereof shall be delivered in accordance with the contact information and address reserved in this Article:

（1）如为信函，以邮戳所示日期为送达之日；

In the case of a letter, the date indicated by the postmark shall be the date of service;

（2）如为专人递送，收件人签收之日为送达之日；

If the delivery is made by hand, the date of receipt signed by the recipient shall be the date of service;

（3）如交由专业快递公司递送，以实际签收日或寄件人交寄后满三日为送达之日（以先到之日为准）；

If it is delivered by a professional express company, the actual date of receipt or three days after the sender delivers it shall be regarded as the date of delivery (whichever comes first);

（4）如用电子邮件送达，电子邮件发出之日为送达之日。

If it is served by E-mail, the date on which the E-mail is sent shall be the date of service.

3.上述送达地址同时作为有效的司法文书送达地址。任何一方变更其联系方式或地址的，应自变更之日起三日内以书面形式通知另一方。否则，由未通知方承担由此而引起的相关责任。

The above address for service shall also be the valid address for service of judicial documents. If either party changes its contact information or address, it shall notify the other party in writing within three days from the date of change. Otherwise, the party that fails to notify shall bear the relevant responsibility arising therefrom.

十三、争议解决

Dispute Resolution

因本合同引起的或与本合同有关的任何争议，由合同各方协商解决，也可由有关部门调解。协商或调解不成的，依法向甲方所在地有管辖权的人民法院起诉。

Any dispute arising from or related to this Agreement shall be resolved through negotiation between the parties or mediation by relevant authorities. If negotiation or mediation fails, the dispute shall be submitted to the competent court in the jurisdiction of Party A’s location.

十四、合同生效

Effectiveness

1.本协议一式二份，协议各方各执一份，各份协议文本具有同等法律效力。

This Agreement is executed in duplicate, with each party holding one copy. All copies shall have equal legal effect.

2.本协议经各方盖章后生效。

This Agreement shall come into force upon being sealed by the parties.

（以下无正文）

(No text below)

（本页为《借款合同》签署页）

(This page is the signing page of Loan Contract)

签署时间：   2024 年  09  月 19 日

Signing date: September 19, 2024

甲方（盖章）：

Party A (seal) : /s/ Zengqiang Lin________________

联系方式Contact：[*]

乙方（盖章）：Fuqing Hongchang Food Co., LTD

Party B (seal) : /s/ Zengqiang Lin________________

承诺函

Letter of Commitment

甲方：林增强

Party A: Lin Zhengqiang

身份证号：[*]

Id number: [*]

乙方：福清市鸿昌食品有限公司

Party B: Fuqing Hongchang Food Co., LTD

纳税识别号：91350181MA2YLLW82H

Tax identification number: 91350181MA2YLLW82H

鉴于甲方需向乙方投入个人借款维持企业生产经营。甲方承诺乙方应付甲方 欠款余额中的2550万人民币于2026年3月31日后还款。

Whereas Party A needs to invest personal loans from Party B to maintain the production and operation of the enterprise. Party A undertakes that Party B shall repay the balance of RMB 25.5 million due to Party A after March 31, 2026.

甲 方 ：

Party A: /s/ Zengqiang Lin

(签字/盖章)

乙 方 ：Fuqing Hongchang Food Co., LTD

Party B:

(签字盖章) ..

(Signature and seal).

日期：2025年3月21日

Date: March 21, 2025